SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2004

EDUCATION LENDING GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29995	33-0851387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12760 High Bluff Drive, Suite 210, San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 617-6080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. Exhibits.

(c)	The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description
99	Press release, dated August 9, 2004, reporting the Company’s results for the second quarter ended June 30, 2004.

ITEM 12. Results of Operations and Financial Condition.

•	On August 9, 2004, Education Lending Group, Inc. released its results for the second quarter ended June 30, 2004. A copy of the press release announcing the results is attached as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Education Lending Group, Inc.

By:	/s/ James G. Clark
James G. Clark
Chief Financial Officer

Date: August 9, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99	Press release, dated August 9, 2004, reporting the Company’s results for the second quarter ended June 30, 2004.